Exhibit 32.1


                           GREG MANNING AUCTIONS, INC.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of Greg Manning Auctions, Inc. for the period ended December 31, 2004, I, Greg Manning, President and Chief Executive Officer of Greg Manning Auctions, Inc., hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      1. this Form 10-Q for the period ended December 31, 2004 fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      2. the information contained in this Form 10-Q for the period ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Greg Manning Auctions, Inc.


Dated:   February 8, 2005
                                          /s/ Greg Manning
                                          ----------------------------------
                                          Greg Manning, President and Chief
                                          Executive Officer